Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

Dated as of November 6, 2014

This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made by and among INTERVAL ACQUISITION CORP., a Delaware corporation (the “Borrower”), INTERVAL LEISURE GROUP, INC., a Delaware corporation (“Holdings”), certain subsidiaries of the Borrower, as guarantors, the lenders who are party to this Amendment (the “Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS

WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into that certain Amended and Restated Credit Agreement dated as of June 21, 2012 (as amended by that certain First Amendment to Credit Agreement and Incremental Revolving Commitment Agreement dated as of April 8, 2014 and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested to amend the Credit Agreement as specifically set forth herein; and

WHEREAS, subject to the terms of this Amendment, the Administrative Agent and the Lenders have agreed to amend the Credit Agreement as specifically set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.              Capitalized Terms.  All capitalized terms not otherwise defined in this Amendment (including without limitation in the introductory paragraph and the Preliminary Statements hereto) shall have the meanings as specified in the Credit Agreement.

Section 2.              Amendments to Credit Agreement.  Effective as of the Second Amendment Effective Date and subject to the terms and conditions set forth herein and in reliance upon representations and warranties set forth herein, the Credit Agreement is hereby amended as follows:

(a)           the definition of “Consolidated Interest Expense” in Section 1.01 of the Credit Agreement is hereby replaced in its entirety as follows:

“ ‘Consolidated Interest Expense’ means, for any period, the sum of the total interest expense of the Consolidated Group (calculated without regard to any limitations on the payment thereof) plus, without duplication, the interest component under capital leases determined on a consolidated basis, minus interest income determined on a consolidated basis; provided that there shall be excluded from Consolidated Interest Expense the following: (a) the amortization of deferred financing, legal and accounting costs with respect to this Credit Agreement and the Senior Notes, (b) the interest expense with respect to Non-Recourse Debt incurred in connection with Accounts Receivable Facilities and (c) the interest income derived from Time Share Receivables, in each case to the extent the same would otherwise have been included therein.  Consolidated Interest Expense shall be calculated on a Pro Forma Basis pursuant to Section 1.03(b).”

(b)           the definition of “Excluded Property” in Section 1.01 of the Credit Agreement is hereby amended by adding the following new clause (i) immediately following clause (h) therein:

“and (i)  the Capital Stock of HTS-Sedona, Inc. if, and to the extent that, and for so long as the pledge thereof is prohibited by or would violate any contractual obligation applicable to such Capital Stock.”

(c)           the definition of “L/C Issuer” in Section 1.01 of the Credit Agreement is hereby replaced in its entirety as follows:

“ ‘L/C Issuer’ means Wells Fargo in its capacity as issuer of Letters of Credit hereunder, together with its successors in such capacity and any other Revolving Lender approved by the Administrative Agent and the Borrower; provided that no other Lender shall be obligated to become an L/C Issuer hereunder and provided, further, that the Outstanding Amount of L/C Obligations where JPMorgan Chase Bank, N.A. (together with its successors) acts as L/C Issuer shall not exceed $3,000,000 at any time (as such amount may be increased from time to time in the sole discretion of JPMorgan Chase Bank, N.A. so long as such amount does not exceed the L/C Sublimit and notice of such increase is provided to the Administrative Agent).  References herein and in the other Credit Documents to the L/C Issuer shall be deemed to refer to the L/C Issuer in respect of the applicable Letter of Credit or to all L/C Issuers, as the context requires.”

(d)           Section 2.03(a) of the Credit Agreement is hereby amended to add the following sentence at the end of such clause (a):

“Notwithstanding anything herein to the contrary, the L/C Issuer shall have no obligation hereunder to issue, and shall not issue, any Letter of Credit the proceeds of which would be made available to any Person (i) to fund any activity or business of or with any Sanctioned Person, or in any Sanctioned Country that, at the time of such funding, is the subject of any economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government (including those administered by OFAC), the European Union, Her Majesty’s Treasury, or other relevant sanctions authority or (ii) in any manner that would result in a violation of any such sanctions or trade embargoes by any party to this Agreement.”

(e)           Section 2.03(c)(ii) of the Credit Agreement is hereby replaced in its entirety as follows:

“Each Revolving Lender shall upon any notice pursuant to Section 2.03(c)(i) make funds available (and the Administrative Agent may apply Cash Collateral for this purpose) to the Administrative Agent for the account of the L/C Issuer, in Dollars at the Administrative Agent’s Office for payments in Dollars in an amount equal to its Revolving Commitment Percentage of the Unreimbursed Amount if such notice is received (A) prior to 1:00 p.m. (New York time) on any Business Day, on such Business Day and (B) after 1:00 p.m. (New York time) on any Business Day, on the following Business Day, whereupon in each case, subject to the provisions of Section 2.03(c)(iii), each Revolving Lender that so makes funds available shall be deemed to have made a Revolving Loan that is a Base Rate Loan, to the Borrower.”

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(f)            Section 2.03(e)(iv) of the Credit Agreement is hereby amended by deleting the word “strictly” in such clause (iv);

(g)           Section 7.12 of the Credit Agreement is hereby amended by inserting “)” immediately after the reference to “25.0 million” therein;

(h)           Section 8.11 of the Credit Agreement is hereby amending by replacing clause (11) therein in its entirety as follows:

“(11)     in the case of any Subsidiary that is not a Wholly Owned Subsidiary in respect of any matters referred to in clause (a) above, customary restrictions in such person’s Organization Documents or pursuant to any joint venture agreement or stockholders agreements entered into in the ordinary course of business solely to the extent of such Capital Stock of or property held in the subject joint venture or other entity;”

Section 3.              Conditions of Effectiveness.  The effectiveness of this Amendment shall be subject to the satisfaction of each of the following conditions precedent (the date on which all such conditions are satisfied, the “Second Amendment Effective Date”):

(a)           the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, each other Credit Party, the Administrative Agent and the Required Lenders;

(b)           the representations and warranties of the Borrower contained in Section 5 shall be true and correct in all material respects (other than Section 4(d), which representations and warranties shall be true in all respects); and

(c)           all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees, charges and disbursements of legal counsel for the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment) shall have been paid by the Borrower.

Section 4.              Representations and Warranties of the Borrower.  The Borrower represents and warrants as follows:

(a)           The execution, delivery and performance by the Borrower of the Amendment has been duly authorized by all necessary corporate or other organizational action and does not (a) contravene the terms of the Borrower’s Organization Documents; (b) conflict with or result in any breach or contravention of (i) any Contractual Obligation to which the Borrower is party or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or its Property is subject; (c) result in the creation of any Lien (other than Permitted Liens); or (d) violate any Law applicable to the Borrower and the Amendment, except, in the case of clause (b) or (d) only, as would not reasonably be expected to have a Material Adverse Effect.

(b)           The Amendment has been duly executed and delivered by the Borrower.  The Amendment constitutes legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms, except to the extent the enforceability thereof may be limited by applicable Debtor Relief Laws affecting creditors’ rights generally and by equitable principles of law (regardless of whether enforcement is sought in equity or at law) and implied covenants of good faith and fair dealing.

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(c)           No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower of this Amendment (other than (a) as have already been obtained and are in full force and effect, (b) filings to perfect security interests granted pursuant to the Amendment and (c) approvals, consents, exemptions, authorizations, or other actions, notices or filings the failure to procure which would not reasonably be expected to have a Material Adverse Effect).

(d)           After giving effect to this Amendment, the representations and warranties contained in each of the Credit Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date (provided that representations and warranties that are qualified by materiality or reference to Material Adverse Effect shall be true and correct in all respects), and except that the representations and warranties contained in Section 6.05 of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Section 7.01(a) and (b) of the Credit Agreement and to the date of such financial statements.

(e)           No Default or Event of Default shall exist immediately prior to and after giving effect to (i) this Amendment and (ii) any Credit Extension made in connection herewith.

Section 5.              Reference to and Effect on the Credit Documents.  (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Credit Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment and this Amendment shall constitute a Credit Document.

(b)           The Credit Agreement and each of the other Credit Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)           The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.

Section 6.              Acknowledgement of Subsidiary Guarantors.  Each Subsidiary Guarantor (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Credit Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Person’s obligations under the Credit Documents.

Section 7.              Execution in Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 8.              Governing Law.  This Amendment and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this

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Amendment and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York.

Section 9.              Entire Agreement.  This Amendment and the other Credit Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent, the Lenders and/or Wells Fargo Securities, LLC constitute the entire agreement among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

INTERVAL ACQUISTION CORP., as Borrower

By:	/s/ Jeanette E. Marbert
Name:	Jeanette E. Marbert
Title:	Executive Vice President

INTERVAL LEISURE GROUP, INC., as Holdings and a Guarantor

By:	/s/ Jeanette E. Marbert
Name:	Jeanette E. Marbert
Title:	Executive Vice President

IIC HOLDINGS, INCORPORATED
INTERVAL EUROPEAN HOLDINGS LIMITED
INTERVAL HOLDINGS, INC.
INTERVAL INTERNATIONAL HOLDINGS, INC.
INTERVAL INTERNATIONAL, INC.
INTERVAL INTERNATIONAL OVERSEAS HOLDINGS, INC.
INTERVAL RESORT & FINANCIAL SERVICES, INC.
INTERVAL SOFTWARE SERVICES, LLC
INTERVAL VACATION EXCHANGE, INC.
MANAGEMENT ACQUISITION HOLDINGS, LLC
MERIDIAN FINANCIAL SERVICES, INC.
OWNERS’ RESORTS AND EXCHANGE, INC.
VACATION HOLDINGS HAWAII, INC.
VACATION RESORTS INTERNATIONAL
WORLDEX CORPORATION
WORLDWIDE VACATION & TRAVEL, INC.
XYZII, INC. as Guarantors

By:	/s/ Jeanette E. Marbert
Name:
Title:	Name: Jeanette E. Marbert
Title:	Executive Vice President

Interval Leisure Group, Inc.

Second Amendment to Credit Agreement

Signature Page

ASTON HOTELS & RESORTS, LLC
MAUI CONDO AND HOME, LLC
RQI HOLDINGS, LLC

By:	/s/ Victoria J. Kincke
Name:	Victoria J. Kincke
Title:	Manager

RESORT MANAGEMENT FINANCE SERVICES, INC.

By:	/s/ Michele L. Keusch
Name:	Michele L. Keusch
Title:	President

MERAGON FINANCIAL SERVICES, INC.

By:	/s/ Gregory Sheperd
Name:	Gregory Sheperd
Title:	President

PARADISE VACATION ADVENTURES, LLC

By: Trading Places International, LLC, as sole member

By:	/s/ William L. Harvey
Name:	William L. Harvey
Title:	Executive Vice President

REP HOLDINGS, LTD.

By:	/s/ John A. Galea
Name:	John A. Galea
Title:	Chief Financial Officer

Interval Leisure Group, Inc.

Second Amendment to Credit Agreement

Signature Page

TRADING PLACES INTERNATIONAL, LLC

By:	/s/ William L. Harvey
Name:	William L. Harvey
Title:	Executive Vice President

VRI-ORE, LLC

By:	/s/ Jeanette E. Marbert
Name:	Jeanette E. Marbert
Title:	Manager

ILG INTERNATIONAL HOLDINGS, INC.

By:	/s/ Jeanette E. Marbert
Name:	Jeanette E. Marbert
Title:	Executive Vice President

ASTON HOTELS & RESORTS FLORIDA, LLC

By:	/s/ Victoria J. Kincke
Name:	Victoria J. Kincke
Title:	Manager

AQUA HOTELS AND RESORTS, INC.

By:	/s/ Jeanette E. Marbert
Name:	Jeanette E. Marbert
Title:	Executive Vice President

AQUA HOSPITALITY LLC

By:	/s/ Victoria J. Kincke
Name:	Victoria J. Kincke
Title:	Manager

Interval Leisure Group, Inc.

Second Amendment to Credit Agreement

Signature Page

AQUA HOTELS AND RESORTS OPERATOR LLC
AQUA LUANA OPERATOR LLC
DIAMOND HEAD MANAGEMENT LLC
AQUA HOTELS & RESORTS, LLC
HOTEL MANAGEMENT SERVICES LLC
KAI MANAGEMENT SERVICES LLC

By:	Aqua Hospitality LLC, as Manager/Managing Member, as applicable

By:	/s/ Victoria J. Kincke
Name:	Victoria J. Kincke
Title:	Manager

S.O.I. ACQUISITION CORP.
CDP GP, INC.
CERROMAR DEVELOPMENT PARTNERS GP, INC.
HTS-BC, L.L.C.
HTS-GROUND LAKE TAHOE, INC.
VACATION OWNERSHIP LENDING GP, INC.
VOL GP, INC.
HTS-KW, INC.
HTS-COCONUT POINT, INC.
HTS SEDONA, INC.
HTS SAN-ANTONIO, L.L.C.
HTS-BEACH HOUSE, INC.
HV GLOBAL GROUP, INC.
HTS-MAIN STREET STATION, INC.
HTS-KEY WEST, INC.
HV GLOBAL MARKETING CORPORATION
HTS LOAN SERVICING
WINDWARD POINTE II, L.L.C.
HTS-WINDWARD POINTE PARTNER, L.L.C.
HT HIGHLANDS, INC.
GRAND ASPEN HOLDINGS, LLC
GRAND ASPEN LODGING, LLC
HTS-LAKE TAHOE, INC.
HV GLOBAL MANAGEMENT CORPORATION
HTS-SAN ANTONIO, INC.
HTS BEACH HOUSE PARTNER, L.L.C.
HTS-SUNSET HARBOR PARTNER, L.L.C.

By:	/s/ Jeanette E. Marbert
Name:	Jeanette E. Marbert
Title:	Executive Vice President

Interval Leisure Group, Inc.

Second Amendment to Credit Agreement

Signature Page

HTS-WILD OAK RANCH BEVERAGE, LLC

By:	/s/ Victoria J. Kincke
Name:	Victoria J. Kincke
Title:	Senior Vice President

KEY WESTER LIMITED

By:	HTS-KW, Inc. as general partner

	By:	/s/ Jeanette E. Marbert
	Name:	Jeanette E. Marbert
	Title:	Executive Vice President

VACATION OWNERSHIP LENDING, L.P.

By:	Vacation Ownership Lending GP, Inc. as general partner

	By:	/s/ Jeanette E. Marbert
	Name:	Jeanette E. Marbert
	Title:	Executive Vice President

HTS-SAN ANTONIO, L.P.

By:	HTS-San Antonio, Inc. as general partner

	By:	/s/ Jeanette E. Marbert
	Name:	Jeanette E. Marbert
	Title:	Executive Vice President

VOL INVESTORS, L.P.

By:	VOL GP, Inc. as general partner

	By:	/s/ Jeanette E. Marbert
	Name:	Jeanette E. Marbert
	Title:	Executive Vice President

Interval Leisure Group, Inc.

Second Amendment to Credit Agreement

Signature Page

HIGHLANDS INN INVESTORS II, L.P.

By: HT Highlands, Inc. as general partner

By:	/s/ Jeanette E. Marbert
Name:	Jeanette E. Marbert
Title:	Executive Vice President

HVC-HIGHLANDS, L.L.C.

By: HT-Highlands, Inc. as general partner of Highlands Inn Investors II, L.P., sole member

By:	/s/ Jeanette E. Marbert
Name:	Jeanette E. Marbert
Title:	Executive Vice President

HTS-MAUI, LLC

By: S.O.I. Acquisition Corp., as member

By	/s/ Jeanette E. Marbert
Name:	Jeanette E. Marbert
Title:	Executive Vice President

SUNSET HARBOR DEVELOPMENT PARTNERSHIP

By: HTS-Key West, Inc. as general partner

By:	/s/ Jeanette E. Marbert
Name:	Jeanette E. Marbert
Title:	Executive Vice President

Interval Leisure Group, Inc.

Second Amendment to Credit Agreement

Signature Page

BEACH HOUSE DEVELOPMENT PARTNERSHIP

By: HTS-Beach House, Inc. as general partner

By:	/s/ Jeanette E. Marbert
Name:	Jeanette E. Marbert
Title:	Executive Vice President

CDP DEVELOPMENT PARTNERS, L.P., S.E.

By: Cerromar Development Partners GP, Inc. as general partner

By:	/s/ Jeanette E. Marbert
Name:	Jeanette E. Marbert
Title:	Executive Vice President

CDP INVESTORS, L.P.

By: CDP GP, Inc. as general partner

By:	/s/ Jeanette E. Marbert
Name:	Jeanette E. Marbert
Title:	Executive Vice President

Interval Leisure Group, Inc.

Second Amendment to Credit Agreement

Signature Page

ADMINISTRATIVE AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and Collateral Agent, L/C Issuer, Swingline Lender and a Lender

By:	/s/ Kay Reedy
Name: Kay Reedy
Title: Managing Director

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BANK OF AMERICA, N.A., as a Lender

By:	/s/ Julia Rocawich
Name: Julia Rocawich
Title: Senior Vice President

Interval Leisure Group, Inc.

Second Amendment to Credit Agreement

Signature Page

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Adam Sheehan
Name: Adam Sheehan
Title: Senior Vice President

Interval Leisure Group, Inc.

Second Amendment to Credit Agreement

Signature Page

SUNTRUST BANK, as a Lender

By:	/s/ Sharon Y. White
Name: Sharon Y. White
Title: First Vice President

Interval Leisure Group, Inc.

Second Amendment to Credit Agreement

Signature Page

FIFTH THIRD BANK, as a Lender

By:	/s/ David C. Jackson
Name: David C. Jackson
Title: Senior Vice President

Interval Leisure Group, Inc.

Second Amendment to Credit Agreement

Signature Page

MUFG UNION BANK, N.A. f/k/a Union Bank, N.A., as a Lender

By:	/s/ Pierce Bury
Name: Pierce Bury
Title: Director

Interval Leisure Group, Inc.

Second Amendment to Credit Agreement

Signature Page

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Antje Focke
Name: Antje Focke
Title: Senior Underwriter

Interval Leisure Group, Inc.

Second Amendment to Credit Agreement

Signature Page

SYNOVUS BANK, as a Lender

By:	/s/ Mike Sawicki
Name: Mike Sawicki
Title: Corporate Banking

Interval Leisure Group, Inc.

Second Amendment to Credit Agreement

Signature Page

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ David W. Kee
Name: David W. Kee
Title: Managing Director

Interval Leisure Group, Inc.

Second Amendment to Credit Agreement

Signature Page

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Derick Duchodni
Name: Derick Duchodni
Title: Vice President

Interval Leisure Group, Inc.

Second Amendment to Credit Agreement

Signature Page

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Kelly Attayek
Name: Kelly Attayek
Title: Banking Officer

Interval Leisure Group, Inc.

Second Amendment to Credit Agreement

Signature Page

CITY NATIONAL BANK, N.A., as a Lender

By:	/s/ Maiko A. Xavier
Name: Maiko A. Xavier
Title: Senior Vice President

Interval Leisure Group, Inc.

Second Amendment to Credit Agreement

Signature Page